UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 1, 2016

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	002-26821	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 1, 2016, Brown-Forman Corporation (the “Company”) completed the previously disclosed sale of its Southern Comfort and Tuaca brands to Sazerac Company, Inc. for a sale price of approximately $542 million in cash (subject to a post-closing inventory adjustment).

The Company is including in this report the unaudited pro forma condensed consolidated balance sheet as of January 31, 2016, which gives effect to the sale as if it had occurred on January 31, 2016. In addition, the Company is including in this report the unaudited pro forma condensed consolidated statements of operations for the nine months ended January 31, 2016 and for the year ended April 30, 2015, which in each case give effect to the sale as if it had occurred on May 1, 2014.

The unaudited pro forma condensed consolidated balance sheet of Brown-Forman Corporation as of January 31, 2016 and the notes thereto and the unaudited pro forma condensed consolidated statements of operations of Brown-Forman Corporation for the nine months ended January 31, 2016 and for the year ended April 30, 2015 and the notes thereto are filed as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of Brown-Forman Corporation as of January 31, 2016, and notes thereto and the unaudited pro forma condensed consolidated statements of operations of Brown-Forman Corporation for the nine months ended January 31, 2016, and the fiscal year ended April 30, 2015, and notes thereto are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d)    Exhibits.

Exhibit No.	Description
99.1
Pro Forma Condensed Consolidated Balance Sheet (Unaudited) of Brown-Forman Corporation as of January 31, 2016, and notes thereto, and the Pro Forma Condensed Consolidated Statements of Operations (Unaudited) of Brown-Forman Corporation for the nine months ended January 31, 2016, and the fiscal year ended April 30, 2015, and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: March 2, 2016	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Assistant Vice President, Senior Attorney and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1
Pro Forma Condensed Consolidated Balance Sheet (Unaudited) of Brown-Forman Corporation as of January 31, 2016, and notes thereto, and the Pro Forma Condensed Consolidated Statements of Operations (Unaudited) of Brown-Forman Corporation for the nine months ended January 31, 2016, and the fiscal year ended April 30, 2015, and notes thereto.